Exhibit (d)(2)


                   Auction Market Preferred Stock, Series D

NUMBER 1                                                           1,600 SHARES

                            MUNIVEST FUND II, INC.

INCORPORATED UNDER THE LAWS
SEE REVERSE FOR
OF THE STATE OF MARYLAND
CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY              CUSIP # _________

THIS CERTIFIES THAT
                                  CEDE & CO.
IS THE OWNER OF ONE-THOUSAND AND SIX HUNDRED

FULLY PAID AND NON-ASSESSABLE SHARES OF AUCTION MARKET PREFERRED STOCK, PAR VALUE $.10 PER SHARE, LIQUIDATION PREFERENCE $25,000 PER SHARE PLUS AN AMOUNT EQUAL TO ACCUMULATED BUT UNPAID DIVIDENDS THEREON (WHETHER OR NOT EARNED OR DECLARED) OF

                            MUNIVEST FUND II, INC.

TRANSFERABLE ON THE BOOKS OF SAID CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

IN WITNESS WHEREOF, MUNIVEST FUND II, INC. HAS CAUSED ITS CORPORATE SEAL TO BE HERETO AFFIXED AND THIS CERTIFICATE TO BE EXECUTED IN ITS NAME AND BEHALF BY ITS DULY AUTHORIZED OFFICERS.

Dated:  ___________________, 2005

Countersigned and Registered:

THE BANK OF NEW YORK                      ______________________________(seal)
(New York)    Transfer Agent              Vice President


By:_____________________________          ______________________________(seal)
      Authorized Signature                Secretary

THE TRANSFER OF THE SHARES OF AUCTION MARKET PREFERRED STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS CONTAINED IN THE CORPORATION'S CHARTER. THE CORPORATION WILL FURNISH INFORMATION ABOUT SUCH RESTRICTIONS TO ANY STOCKHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION.

                            MUNIVEST FUND II, INC.

A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class and series of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class and series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes and series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common                  UNIF GIFT MIN ACT--________Custodian
                                                                   (Cust)               (Minor)
TEN ENT--as tenants by the entireties
JT TEN-- as joint tenants with right                under Uniform Gifts to Minors Act
         of survivorship and not as tenants                                             (State)
         in common

     Additional abbreviations also may be used though not in the above list.

For value received, _______________________ hereby sell, assign and transfer unto

_________________________________________________________________________________________________

Please insert social securities or other identifying number of assignee

___________________________________________________________________________

___________________________________________________________________________

_________________________________________________________________________________________________
(Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

_________________________________________________________________________________________________

_________________________________________________________________________________________________


___________________________________________________________________________  shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _________________________

                                           _______________________________________________________
                               NOTICE:     The Signature to this assignment must correspond
                                           with the name as written upon the face of the
                                           Certificate in every particular, without
                                           alteration or enlargement or any change whatsoever.